Subsequent Events	12 Months Ended
Mar. 31, 2020
Subsequent Events
Subsequent Events
40	SUBSEQUENT EVENTS

MERGER

On April 17, 2020, Eros International Plc (“Eros”) entered into the Merger Agreement with STX Filmworks, Inc., a Delaware corporation (“STX”). Pursuant to closing of the merger, STX will merge with a newly formed subsidiary of Eros and will survive as a wholly owned subsidiary of Eros. As merger consideration, Eros will issue to the former stockholders of STX a number of A ordinary shares equal in the aggregate to the total number of Eros ordinary shares outstanding on a fully diluted basis as of immediately prior to the effective time of the merger.

STX Entertainment is a fully integrated global media company specializing in the production, marketing, and distribution of talent-driven motion picture, television and multimedia content. It is the first major entertainment and media company to be launched at this scale in Hollywood in more than twenty years.

The group expects that the combined company will be uniquely positioned to benefit from the accelerating consumption of premium digital content in the world’s most important growth markets with robust capital structure and experienced management team. The combined company is also expected to generate an operating synergies within 24 months of closing of the merger transaction, stemming from integration and scale benefits, optimization of global content distribution and enhanced monetization of the Eros Now platform. In connection with the merger, $125,000 of incremental equity will also be contributed to the combined company by new equity investors and existing STX equity investors.

The Merger Agreement was approved unanimously by the Boards of Directors of both companies and the closing of the merger is subject to regulatory approvals and other customary closing conditions.

The Company is in the process of evaluating accounting implication in respect of the aforesaid merger transaction.